UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K





                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 30, 1996



                          TESORO PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                    1-3473                 95-0862768
(State or Other Jurisdiction of   (Commission            (I.R.S. Employer
Incorporation or Organization)    File Number)          Identification No.)



                               8700 Tesoro Drive
                           San Antonio, Texas  78217
                    (Address of Principal Executive Offices)
                                   (Zip Code)



                                  210-828-8484
              (Registrant's Telephone Number, Including Area Code)


                          TESORO PETROLEUM CORPORATION
                                    FORM 8-K

Item 5.   Other Events

     On January 30, 1996, Tesoro Petroleum Corporation (the "Company") announced earnings for the year ended December 31, 1995. In addition, the Company announced information regarding its natural gas reserves and 1996 capital budget.


Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

             20.1 Press Release of the Company dated January 30, 1996 announcing earnings for the year ended December 31, 1995.

             20.2 Press Release of the Company dated January 30, 1996 announcing information regarding its natural gas reserves and 1996 capital budget.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TESORO PETROLEUM CORPORATION
                                             Registrant






Date: January 31, 1996             By:    /s/ William T. Van Kleef
                                              William T. Van Kleef
                                           Senior Vice President and
                                            Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit                         Description                              Page

 20.1             Press Release of the Company dated January 30, 1996     5
                  announcing earnings for the year ending December 31, 1995.

 20.2             Press Release of the Company dated January 30, 1996     9
                  announcing information regarding its natural gas reserves and 1996 capital budget.


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